UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant         ☒         Filed by a party other than the Registrant         ☐

Check the appropriate box:

☐         Preliminary Proxy Statement

☐         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐         Definitive Proxy Statement

☒         Definitive Additional Materials

☐         Soliciting Material under 240.14a-12

OPKO Health, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒         No fee required

☐         Fee paid previously with preliminary materials.

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This supplement (the “Proxy Supplement”) updates the Definitive Proxy Statement, dated May 1, 2023 (the “Proxy Statement”), previously furnished to stockholders of OPKO Health, Inc., a Delaware corporation (the “Company”), in connection with the Company’s Annual Meeting of Stockholders to be held on Thursday, June 22, 2023 beginning at 10:00 a.m., Eastern Time (the “Annual Meeting”). This Proxy Supplement is being filed solely to correct an administrative oversight on the proxy card that previously was furnished to the Company’s stockholders (the “Prior Proxy Card”). Specifically, Proposal 1 of the Prior Proxy Card regarding the election of directors  gave stockholders the option to “Withhold” their votes for directors, which was clearly defined in the Proxy Statement as a vote against.  To clarify, and ensure compliance with SEC rules, Proposal 1, in a revised proxy card now gives the voting options “For,” “Against,” or “Abstain.” Accordingly, the Company is providing such revised proxy card to its stockholders as of close of business on Monday, April 24, 2023, the record date for the Annual Meeting. “Withhold” votes received in response to the Prior Proxy Card will be treated as “Against” votes for all the applicable director nominees listed in Proposal 1 of the proxy card. Stockholders of record may change their votes (including any votes received in response to the Prior Proxy Card) at any time by: (i) written notice to the Company on the date of or prior to the Annual Meeting at its executive offices located at 4400 Biscayne Blvd., Miami, Florida 33137, attention: Secretary; (ii) execution of a subsequent proxy; (iii) participating and voting electronically at the Annual Meeting by completing a ballot online during the live webcast; or (iv) re-voting by telephone or by Internet prior to the meeting (only a stockholder’s latest telephone or Internet vote will be counted). Participation at the Annual Meeting will not automatically revoke a stockholder’s proxy. If a stockholder’s shares are held in the name of a broker or nominee, such stockholder must follow the instructions of its broker or nominee to revoke a previously given proxy.

Except as described herein, this Proxy Supplement does not modify, amend, supplement, or otherwise affect the Proxy Statement.

OPKO

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: **www.proxypush.com/OPK**
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

PHONE Call **1-866-355-8623**
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

You must register to attend the meeting online and/or participate at www.proxydocs.com/OPK

OPKO Health, Inc.

Annual Meeting of Stockholders

For Stockholders as of April 24, 2023

TIME: Thursday, June 22, 2023 10:00 AM, Eastern Time
PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/OPK for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Steven D. Rubin and Adam Logal, and each of them severally, as proxies of the undersigned, each with full power to appoint his substitute, to represent the undersigned at the Annual Meeting of Stockholders of OPKO Health, Inc. ("OPKO" or the "Company") to be held via a live webcast over the Internet at www.proxydocs.com/OPK on June 22, 2023, beginning at 10:00 a.m., Eastern Time, and at any adjournments thereof, and to vote via the live webcast all shares of common stock of the Company held of record by the undersigned at the close of business on April 24, 2023, in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the meeting and on matters incident to the conduct of the meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

OPKO Health, Inc.

Annual Meeting of Stockholders

Please make your marks like this: X

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 4
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	To elect as directors the twelve nominees named in the attached proxy statement for a term of office expiring at the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified;	FOR	AGAINST	ABSTAIN		
	1.01 Phillip Frost, M.D.	☐	☐	☐		FOR
	1.02 Jane H. Hsiao, Ph.D., MBA	☐	☐	☐		FOR
	1.03 Elias A. Zerhouni, M.D.	☐	☐	☐		FOR
	1.04 Steven D. Rubin	☐	☐	☐		FOR
	1.05 Gary J. Nabel, M.D., Ph.D.	☐	☐	☐		FOR
	1.06 Alexis Borisy	☐	☐	☐		FOR
	1.07 Richard M. Krasno, Ph.D.	☐	☐	☐		FOR
	1.08 Prem A. Lachman, M.D.	☐	☐	☐		FOR
	1.09 Roger J. Medel, M.D.	☐	☐	☐		FOR
	1.10 John A. Paganelli	☐	☐	☐		FOR
	1.11 Richard C. Pfenniger, Jr.	☐	☐	☐		FOR
	1.12 Alice Lin-Tsing Yu, M.D., Ph.D.	☐	☐	☐		FOR
		FOR	AGAINST	ABSTAIN		
2.	The approval of a non-binding resolution regarding the compensation paid to the Company's named executive officers ("Say on Pay");	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
3.	To approve a non-binding advisory resolution on the frequency of the advisory vote on Say on Pay in future years ("Say on Frequency");	☐	☐	☐	☐	1 YEAR
		FOR	AGAINST	ABSTAIN		
4.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023; and	☐	☐	☐		FOR
5.	The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.					

You must register to attend the meeting online and/or participate at www.proxydocs.com/OPK

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ________ Date ________ Signature (if held jointly) ________ Date ________